                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 1, 1998



                            ENTERPRISE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                   0-18034                         68-0158367
(State or other            (Commission                     (IRS Employer
jurisdiction of              File No.)                    Identification No.)
incorporation)


            38705 Seven Mile Road, Suite 435, Livonia, Michigan 48152
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (248) 380-6070


                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

THE BUSINESS COMBINATION

         On September 1, 1998, the business combination of Software Acquisition Corporation, a Delaware corporation and a newly formed wholly-owned subsidiary of Enterprise Software, Inc. ("SAC"), and REVIVE Technologies Incorporated, a Delaware corporation ("REVIVE"), was consummated pursuant to the Agreement of Merger dated as of August 4, 1998, as amended by an Agreement dated as of September 1, 1998 (collectively, the "Merger Agreement"), both executed by and among Enterprise Software, Inc. ("Enterprise"), SAC, REVIVE and certain shareholders of REVIVE. All capitalized terms not otherwise defined herein shall have the meanings provided for such terms in the Merger Agreement.

         The business combination of REVIVE and SAC was effected through the merger of REVIVE with and into SAC, with SAC continuing on as the surviving corporation (the "Merger").

         By virtue of the consummation of the transactions contemplated by the Merger Agreement: (i) Enterprise remains the parent of SAC, SAC holds all of the assets and liabilities of REVIVE, and REVIVE ceased to exist; (ii) all shareholders of REVIVE ceased to have any rights as shareholders of REVIVE (including the right to elect directors, the right to vote as to other matters, and all rights with respect to the distribution of surplus in liquidation); and
(iii) all issued and outstanding shares of capital stock of REVIVE ("REVIVE Stock") were converted into an aggregate of 893,500 shares of common stock, par value $.001 per share, of Enterprise ("Enterprise Common Stock") and $4,401,442.98 in cash and ceased to exist. In consideration for such shares of REVIVE Stock, the Merger Securities have been allocated to, and are being distributed to, shareholders of REVIVE in accordance with the Preference Specifications delivered by each of them to REVIVE. REVIVE shareholders who have failed to submit a Preference Specification have been allocated solely cash. Pursuant to the Merger Agreement, each share of REVIVE Stock is convertible into 1/6 shares of Enterprise Common Stock or $1.77 in cash (after taking into account a balance sheet adjustment), as applicable.

         Each share of SAC Common Stock outstanding immediately prior to consummation of the Merger remains outstanding and unchanged as a result of the Merger. Following the consummation of the Merger, SAC was renamed "REVIVE Technologies Incorporated". SAC is maintaining its executive offices in Carnegie, Pennsylvania and local sales offices in Colorado, Illinois, Indiana and New York.

         Prior to the consummation of the Merger, each option to purchase REVIVE Stock and each warrant to purchase REVIVE Stock was cancelled by the written agreement of the holder thereof in exchange for the right of such holder to receive, with respect to each such option and each such warrant, cash in an amount equal to the difference between $1.82 and the exercise price of such option or warrant. As a result, (i) 700,000 warrants, each to purchase one share of REVIVE Stock for an exercise price of $1.00, were cancelled in exchange for the right to receive an aggregate amount of cash equal to $574,000, and (ii) 615,211 options, each to purchase one share of REVIVE Stock and, collectively, having an exercise prices of $249,057.50, were converted into a right to receive an aggregate amount of cash equal to $870,626.52.

         Also in connection with the Merger, Enterprise paid $643,000 for legal, accounting and other expenses of REVIVE, and paid off $338,096.00 of indebtedness owed by REVIVE to certain related parties. Collectively, the total consideration paid by Enterprise in connection with the Merger, including the payment of cash out amounts to former warrant holders and former option holders, and the payment of the expenses and indebtedness referred to in the immediately preceding sentence, was $6,827,165.50 in cash (the "Total Cash Amount") and 893,500 shares of Enterprise Common Stock.

         Enterprise borrowed approximately $6,000,000 of the Total Cash Amount from Allied Capital Corporation, a Maryland corporation ("Allied"), and the balance from NBD Bank, a Michigan banking corporation ("NBD").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Business Acquired. Included with this Current Report on Form 8-K as Exhibit 99 are (A) the report dated May 5, 1998 of Arthur Andersen LLP, independent auditors, on the financial statements of REVIVE; (B) balance sheets of REVIVE as of March 31, 1998 and 1997; (C) statements of operations of REVIVE for the years ended March 31, 1998 and 1997;
(D) statements of shareholder's investment of REVIVE for the years ended March 31, 1998 and 1997; (E) statements of cash flows of REVIVE for the years ended March 31, 1998 and 1997; and (E) notes to such financial statements of REVIVE.

         (b) Pro Forma Financial Information. It is impracticable for the registrant to provide the required pro forma financial information on the acquired business at this time. Accordingly, the registrant will file the required pro forma financial information for the acquired business under cover of an amendment to this Current Report on Form 8-K as soon as practicable, but not later than November 15, 1998 (60 days after the date (September 16, 1998) that this Current Report on Form 8-K was required to be filed).

         (c)  Exhibits.

           Item 601
        Regulation S-K
       Exhibit Reference
            Number               Exhibit Description
            ------               -------------------
            (2)(a)               Agreement of Merger dated as of August 4, 1998,
                                 by and among Enterprise Software, Inc., Software Acquisition,
                                 Inc., REVIVE Technologies Incorporated and certain shareholders of REVIVE Technologies Incorporated (with exhibits).

            (2)(b) Agreement dated as of September 1, 1998, by and among Enterprise Software, Inc., Software
                                 Acquisition Corporation, REVIVE Technologies
                                 Incorporated and certain shareholders of REVIVE
                                 Technologies Incorporated.

              23                 Consent of Arthur Andersen LLP

              99                 Financial Statements of REVIVE Technologies
                                 Incorporated.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Enterprise Software, Inc.



September 15, 1998                          By:    /s/ Andre A. Blay
                                                --------------------------
                                                     Andre A. Blay
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit Reference
     Number                   Exhibit Description
-----------------             -------------------
     (2)(a)                   Agreement of Merger dated as of August 4, 1998,
                              by and among Enterprise Software, Inc., Software
                              Acquisition, Inc., REVIVE Technologies
                              Incorporated and certain shareholders of REVIVE
                              Technologies Incorporated (with exhibits).

     (2)(b) Agreement dated as of September 1, 1998, by and among Enterprise Software, Inc., Software Acquisition Corporation, REVIVE Technologies Incorporated and certain shareholders of REVIVE Technologies Incorporated.

      23                      Consent of Arthur Andersen LLP

      99                      Financial Statements of REVIVE Technologies
                              Incorporated.